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                                                                    Exhibit 23.2



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We consent to the incorporation of our report, dated December 3, 1998, on the consolidated financial statements of Sandwich Bancorp, Inc. for the year ended October 31, 1998, which report is included in this Form 10-K for Seacoast Financial Services Corporation.


                                                                   /s/  KPMG LLP

Boston, Massachusetts
March 23, 2001